Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 31-1537655-010
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status
The Plan, as amended and restated effective as of January 1, 2016, received a favorable determination letter from the Internal Revenue Service (“IRS”) dated April 11, 2017, indicating that the Plan is tax qualified in form under Section 401(a) of the Code. Although the Plan has been amended, including a restatement that was effective January 1, 2023, since receiving the determination letter, the Plan Administrator and the Plan’s tax counsel believe the Plan, as amended, is designed and is currently being operated in compliance with the applicable requirements of the Code and, therefore, believe that the Plan is tax qualified and that the Plan’s related trust is tax-exempt.
US GAAP requires Plan management to evaluate uncertain tax positions taken by the Plan and to recognize a tax liability (or asset) when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025, and December 31, 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.